BBH COMMON SETTLEMENT FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2001

ASSETS:
       Investment in BBH U.S. Money Market Portfolio
          (the "Portfolio"), at value ...........................   $689,869,709
                                                                    ------------
                 Total Assets ...................................    689,869,709
                                                                    ------------
LIABILITIES:
       Payables for:
            Dividends declared ..................................      2,664,261
                                                                    ------------
                 Total Liabilities ..............................      2,664,261
                                                                    ------------
NET ASSETS, for 687,205,448 fund shares outstanding .............   $687,205,448
                                                                    ============
Net Assets Consist of:
       Paid-in capital ..........................................   $687,205,448
                                                                    ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE ....................          $1.00
                                                                           -----



                             STATEMENT OF OPERATIONS
        For the period from August 22, 2000 (commencement of operations)
                                to June 30, 2001

INVESTMENT INCOME:
       Interest income allocated from Portfolio .................   $ 14,170,073
                                                                    ------------
EXPENSES:
       Expense payment fee ......................................        429,100
                                                                    ------------
NET INVESTMENT INCOME ...........................................   $ 13,740,973
                                                                    ============


   The accompanying notes are an integral part of these financial statements.

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                           BBH COMMON SETTLEMENT FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             For the period from
                                                               August 22, 2000
                                                                (commencement
                                                              of operations) to
                                                                June 30, 2001
                                                             -------------------
INCREASE IN NET ASSETS:
       From Operations:
           Net investment income .............................  $    13,740,973
       Dividends declared from net investment income .........      (13,740,973)

       From Fund Share (Principal) Transactions at
               Net Asset Value of $1.00 per share:
               Fund shares sold ..............................    3,747,599,186
               Fund shares issued in reinvestment of dividends           70,158
               Fund shares repurchased .......................   (3,060,463,896)
                                                                ---------------
       Net increase in net assets resulting from fund
         share transactions ..................................      687,205,448

NET ASSETS:
           Beginning of period ...............................               --
                                                                ---------------
           End of period .....................................  $   687,205,448
                                                                ===============


The accompanying notes are an integral part of these financial statements.

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                           BBH COMMON SETTLEMENT FUND

                              FINANCIAL HIGHLIGHTS
           Selected per share data and ratios for a share outstanding throughout the period

                                                             For the period from
                                                                (commencement
                                                              of operations) to
                                                                 June 30, 2001
                                                             -------------------
Net asset value, beginning of period ........................     $   1.00
Income from investment operations:
    Net investment income ...................................         0.05
Dividends to shareholders from net
    investment income .......................................        (0.05)
                                                                  --------
Net asset value, end of period ..............................     $   1.00
                                                                  ========
Total return(1) .............................................         4.98%
Ratios/Supplemental Data (2):
    Net assets, end of period (000's omitted) ...............     $687,205
    Ratio of expenses to average net assets (1)(3) ..........         0.16%
    Ratio of net investment income to
        average net assets (1)(3) ...........................         5.01%

-----------------
(1) Had the expense payment agreement, which commenced August 22, 2000 not been in place, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

      Ratio of expenses to average net assets(3) ............         0.20%
      Ratio of net investment income to average net assets(3)         4.97%

(2) Ratios include the Fund's share of Portfolio income, expenses paid by the Portfolio and the expense offset arrangement, as appropriate.

(3)   Annualized

   The accompanying notes are an intergral part of these financial statements.

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                           BBH COMMON SETTLEMENT FUND

                          NOTES TO FINANCIAL STATEMENTS


      1. Organization and Significant Accounting Policies. BBH Common Settlement Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which was organized as a corporation under the laws of the State of Maryland on July 31, 2000. The Fund commenced operations on August 22, 2000.

      The Fund invests all of its investable assets in the BBH U.S. Money Market Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investments reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 29% at June 30, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in connection with the Fund's financial statements.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Valuation of investments by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

            B. Investment Income and Expenses. The Fund records its share of the Portfolio's income and expenses each day. In addition, the Fund accrues its own expenses.

            C. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

            D. Dividends and Distributions. Dividends from net investment income are declared daily and paid monthly to shareholders.

      2. Transactions with Affiliates.

      Administration Fees. The Fund has an administration agreement with Brown Brothers Harriman Trust Company, LLC. ("BBH") for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.01% of the Fund's average daily net assets. BBH has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBH.

      Expense Payment Fee. BBH pays all ordinary expenses of the Fund, including its pro-rata share of the expenses allocated from the Portfolio, and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregrate expenses will not exceed 0.16% of the fund's average net assets. For the period ended June 30, 2001, the Fund incurred $539,358 in expenses, including administration fees of $28,516. The Fund's expense payment fee agreement will terminate on June 30, 2003.

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                          INDEPENDENT AUDITORS' REPORTS

Board of Directors and Shareholders
BBH Common Settlement Fund:

      We have audited the accompanying statement of assets and liabilities of BBH Common Settlement Fund (the "Fund") as of June 30, 2001, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from August 22, 2000 (commencement of operations) to June 30, 2001. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements present fairly, in all material respects, the financial position of BBH Common Settlement Fund at June 30, 2001, and the results of its operations, the changes in its net assets, and its financial highlights for the period from August 22, 2000 (commencement of operations) to June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Boston, Massachusetts
August 23, 2001

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